UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

PIKE ELECTRIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Pike Way

Mount Airy, NC 27030

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On August 23, 2012, Louis F. Terhar notified Pike Electric Corporation (the “Company”) of his intention to resign from the Company’s Board of Directors effective August 31, 2012. A copy of Mr. Terhar’s resignation notice is filed as Exhibit 99.1. Mr. Terhar’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

99.1	Resignation Notice from Louis F. Terhar dated August 23, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: August 29, 2012	By:	/s/ Anthony K. Slater
Name: Anthony K. Slater
Title: Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
August 23, 2012	1-32582

PIKE ELECTRIC CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Resignation Notice from Louis F. Terhar dated August 23, 2012